October 3, 2001
To the Banks party
to the Credit Agreement
referenced below

Re: AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 7, 2000 (the "Credit Agreement"), among COMSTOCK RESOURCES, INC. a Nevada corporation ("CRI"), COMSTOCK OIL & GAS, INC., a Nevada corporation ("COG"), COMSTOCK OIL & GAS - LOUISIANA, INC., a Nevada corporation ("COGL"), COMSTOCK OFFSHORE, LLC, a Nevada limited liability company ("Offshore") (CRI, COG, COGL and Offshore may hereinafter collectively be referred to as the "Borrowers"), the lenders party hereto from time to time (collectively, the "Banks" and individually, a "Bank"), BNP PARIBAS, as documentation agent for the Banks (in such capacity, the "Documentation Agent"), TORONTO DOMINION (TEXAS), INC., as syndication agent for the Banks (in such capacity, the "Syndication Agent") and BANK ONE, NA, as administrative agent for the Banks (in such capacity, the "Agent").

Ladies/Gentlemen:

     The Borrowers hereby request, and Bank One, NA, as Agent, concurs, that the Credit Agreement shall be modified as follows: Reference in Section 7.2(j) and in 7.2(n) to "$10,000,000" shall be deleted and "$10,000,000 (except that for the period from and including October 3, 2001 to and including December 31, 2001 such amount shall be increased to $20,000,000, provided that if the aggregate amount of all Restricted Payments and Optional Indenture Payments since the Effective Date exceeds $10,000,000 (but does not exceed $20,000,000) after December 31, 2001 no Event of Default shall be deemed to have occurred as a result thereof, but no further Restricted Payments or Optional Indenture Payments may be made)" shall be substituted in each place thereof.

     Except as modified by the above, the Borrowers agree that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect, and that they have no setoff, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each of the Borrowers represents and warrants to the Agent and the Banks that, after giving effect to this letter, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof and that no Default or Event of Default exists or has occurred and is continuing on the date hereof. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     If the provisions of this letter are acceptable to you, please sign where indicated below. This letter shall be effective when signed by the Required Banks and upon such signature the Credit Agreement shall be deemed amended as specified herein. This letter may be executed in any number of counterparts and telecopied signatures shall be effective as originals.

                        Very truly yours,

                        COMSTOCK RESOURCES, INC.

                        By: /s/ROLAND O. BURNS
                        Roland O. Burns , Senior Vice President

                        COMSTOCK OIL & GAS, INC.

                        By: /s/ROLAND O. BURNS
                        Roland O. Burns , Senior Vice President

                        COMSTOCK OIL & GAS, LOUISIANA, INC.

                        By: /s/ROLAND O. BURNS
                        Roland O. Burns , Senior Vice President

                        COMSTOCK OFFSHORE, LLC

                        By: /s/ROLAND O. BURNS
                        Roland O. Burns , Senior Vice President

                        Accepted and agreed:

                        BANK ONE, NA (Main Office Chicago)
                        as a Bank and as Agent

                        By:/s/THOMAS F. BOTH
                        Title: Director, Capital Markets

                        TORONTO DOMINION (TEXAS), INC.
                        as a Bank and as Syndication Agent

                        By:/s/ANN S. SLANIS
                        Title: Vice President

                        BNP PARIBAS
                        as a Bank and as Documentation Agent

                        By:/s/ A. DAVID DODD
                        Title: Vice President

                        By:/s/LARRY ROBINSON
                        Title: Vice President

                        FORTIS CAPITAL CORP.

                        By:/s/DARRELL W. HOLLEY
                        Title: Managing Director

                        By:/s/DEIRDRE SANBORN
                        Title: Vice President

                        CHRISTIANIA BANK OG KREDITKASSE, ASA

                        By:/s/WILLIAM PHILLIPS
                        Title: First Vice President

                        By:/s/ANGELA DOGANCAY
                        Title: Vice President

                        CREDIT LYONNAIS NEW YORK BRANCH

                        By:/s/ ATTILA KOC
                        Title: Sr. Vice President

                        GENERAL ELECTRIC CAPITAL CORPORATION

                        By: ______________________
                        Title: ___________________

                        BANK OF SCOTLAND

                        By:/s/ JOSEPH FRATIUS
                        Title: Vice President

                         NATEXIS BANQUES POPULAIRES

                         By:/s/ DONOVAN C. BROUSSARD
                         Title: Vice President

                         By:/s/ RENAUD J. D'HERBS
                         Title: Sr. Vice President and Regional Manager

                         NATIONAL BANK OF CANADA

                         By: /s/RANDALL WILHOIT
                         Title: Vice President

                         By: /s/DOUG CLARK
                         Title: Vice President